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                    SCHEDULE 14A INFORMATION
                         (RULE 14A-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Definitive Proxy Statement
[x ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c)
      or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   COMMERCIAL FEDERAL CORPORATION
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than
Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which
         transaction applies:
________________________________________________________________

     2.  Aggregate number of securities to which transaction
         applies:
________________________________________________________________

     3.  Per unit price or other underlying value of
         transaction computed pursuant to Exchange Act Rule 0-11
         (set forth the amount on which the filing fee is
         calculated and state how it was determined):
________________________________________________________________

     4.  Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.  Total fee paid:
________________________________________________________________

[  ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount previously paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________
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                        [FRONT]

      COMMERCIAL FEDERAL RETIREMENT SAVINGS PLAN

TO:  PLAN TRUSTEE OF THE COMMERCIAL FEDERAL RETIREMENT SAVINGS
     PLAN

     I hereby direct you, as Trustee of the Commercial Federal Retirement Savings Plan, as amended (the "Plan"), to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of Commercial Federal Corporation common stock ("Commercial Federal Stock") allocated to my account(s) under the Plan at the 1999 Annual Meeting of Stockholders of Commercial Federal Corporation to be held on November 16, 1999 (the "Annual Meeting"), and at any adjournment or postponement thereof. Under the terms of the Plan and subject to the Plan Trustee's responsibilities under applicable law, the Plan Trustee will vote Commercial Federal Stock allocated to the accounts of Plan participants ("Participants") in accordance with timely instructions received from such Participants and will not vote Commercial Federal Stock allocated to Plan Participants if the Plan Trustee does not receive timely instructions from such Participants on or before the date designated below. THERE IS CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS AND, UNLESS OTHERWISE INDICATED BY THE PARTICIPANT, AN INSTRUCTION HEREON TO VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 WILL BE DEEMED AN INSTRUCTION TO THE PLAN TRUSTEE TO GIVE THE PROXIES SET FORTH ON COMMERCIAL FEDERAL CORPORATION'S BLUE PROXY CARD FOR THE ANNUAL MEETING DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES FOR WHICH THE UNDERSIGNED IS ENTITLED TO DIRECT THE VOTING AND TO ALLOCATE SUCH VOTES IN FAVOR OF ONE OR MORE OF SUCH NOMINEES, AS SUCH PROXIES MAY DETERMINE.

IMPORTANT: Your instructions should be mailed to Corporate Election Services, Inc. in the enclosed self-addressed envelope. No postage is required. In order to comply with your instructions, this card must be properly executed and mailed to Corporate Election Services, Inc. so as to be received before 5:00 p.m. Eastern time on November 12, 1999.

DO NOT MAIL THESE INSTRUCTIONS TO COMMERCIAL FEDERAL CORPORATION
OR COMMERCIAL FEDERAL CORPORATION'S PROXY SOLICITOR, D.F. KING &
CO., INC.

  (Continued -- To be Dated and Signed on Other Side)
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                        [BACK]


INDICATE YOUR INSTRUCTIONS WITH AN [X].  ITEMS LEFT BLANK WILL
NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN TRUSTEE.

1.   The election as directors of all nominees listed below
     (except as marked to the contrary)

          FOR                      WITHHOLD AUTHORITY to vote
     all nominees listed below     for all nominees listed below

          [  ]                             [  ]

ROBERT F. KROHN, MICHAEL P. GLINSKY, DENNIS R. ZOFFINGER AND
JOSEPH J. WHITESIDE

INSTRUCTIONS:  To withhold your vote for any individual
nominee(s), mark "FOR" above and write the name(s) of the
nominee(s) for which you do NOT wish to vote on the line
below.                      ---

     _______________________________________________________




                            Signature(s) ________________________

                            _____________________________________

                            Date _______________, 1999
                            (IMPORTANT:  Please sign exactly as
                            name appears hereon.)


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                        [FRONT]

    COMMERCIAL FEDERAL PAYROLL STOCK PURCHASE PLAN

TO:  PLAN ADMINISTRATOR OF THE COMMERCIAL FEDERAL PAYROLL STOCK
     PURCHASE PLAN

     I hereby direct you, as Administrator of the Commercial Federal Payroll Stock Purchase Plan (the "Plan"), to act in accordance with the instructions I have specified on the reverse side hereof in voting each share of Commercial Federal Corporation common stock ("Commercial Federal Stock") allocated to my account(s) under the Plan at the 1999 Annual Meeting of Stockholders of Commercial Federal Corporation to be held on November 16, 1999 (the "Annual Meeting"), and at any adjournment or postponement thereof. Under the terms of the Plan and subject to the Plan Administrator's responsibilities under applicable law, the Plan Administrator will vote Commercial Federal Stock allocated to the accounts of Plan participants ("Participants") in accordance with timely instructions received from such Participants and will not vote Commercial Federal Stock allocated to Plan Participants if the Plan Administrator does not receive timely instructions from such Participants on or before the date designated below. THERE IS CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS AND, UNLESS OTHERWISE INDICATED BY THE PARTICIPANT, AN INSTRUCTION HEREON TO VOTE FOR THE NOMINEES LISTED IN PROPOSAL 1 WILL BE DEEMED AN INSTRUCTION TO THE PLAN ADMINISTRATOR TO GIVE THE PROXIES SET FORTH ON COMMERCIAL FEDERAL CORPORATION'S BLUE PROXY CARD FOR THE ANNUAL MEETING DISCRETIONARY AUTHORITY TO CUMULATE ALL VOTES FOR WHICH THE UNDERSIGNED IS ENTITLED TO DIRECT THE VOTING AND TO ALLOCATE SUCH VOTES IN FAVOR OF ONE OR MORE OF SUCH NOMINEES, AS SUCH PROXIES MAY DETERMINE.

IMPORTANT: Your instructions should be mailed to Corporate Election Services, Inc. in the enclosed self-addressed envelope. No postage is required. In order to comply with your instructions, this card must be properly executed and mailed to Corporate Election Services, Inc. so as to be received before 5:00 p.m. Eastern time on November 12, 1999.

DO NOT MAIL THESE INSTRUCTIONS TO COMMERCIAL FEDERAL CORPORATION
OR COMMERCIAL FEDERAL CORPORATION'S PROXY SOLICITOR, D.F. KING &
CO., INC.

  (Continued -- To be Dated and Signed on Other Side)

                        [BACK]


INDICATE YOUR INSTRUCTIONS WITH AN [X].  ITEMS LEFT BLANK WILL
NOT BE CONSIDERED INSTRUCTIONS TO THE PLAN ADMINISTRATOR.


1.   The election as directors of all nominees listed below
     (except as marked to the contrary)

          FOR                      WITHHOLD AUTHORITY to vote
     all nominees listed below     for all nominees listed below

          [  ]                             [  ]

ROBERT F. KROHN, MICHAEL P. GLINSKY, DENNIS R. ZOFFINGER AND
JOSEPH J. WHITESIDE

INSTRUCTIONS:  To withhold your vote for any individual
nominee(s), mark "FOR" above and write the name(s) of the
nominee(s) for which you do NOT wish to vote on the line
below.                      ---

     _______________________________________________________




                            Signature(s) ________________________

                            _____________________________________

                            Date _______________, 1999
                            (IMPORTANT:  Please sign exactly as
                            name appears hereon.)